MASSMUTUAL PREMIER FUNDS

Supplement dated June 1, 2015 to the

Statement of Additional Information dated February 2, 2015

This supplement provides new and additional information beyond that contained in the Statement of Additional Information (“SAI”). It should be retained and read in conjunction with the SAI.

Effective immediately, the following information replaces similar information found on page 50 in the section titled Management of the Trust:

Nabil N. El-Hage	Trustee of the Trust
100 Bright Meadow Blvd.
Enfield, CT 06082
Age: 56
Trustee since 2003; Chairman 2006-2012
Trustee of 93 portfolios in fund complex

Chairman (since 2011), Academy of Executive Education, LLC; Consultant (2010-2011); Senior Associate Dean for External Relations (2009-2010), Thomas Henry Carroll Ford Foundation Adjunct Professor of Business Administration (2009-2010), Professor of Management Practice (2005-2009), Harvard Business School; Director (2011-2015), Argo Group International Holdings, Ltd.; Director (2007-2010), Virtual Radiologic Corporation; Trustee (since 2005), Chairman (2006-2012), MML Series Investment Fund II (open-end investment company); Trustee (since 2012), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MassMutual Select Funds (open-end investment company).

Effective June 1, 2015, the following information replaces similar information for the Money Market Fund and the Barings Dynamic Allocation Fund in the chart under “Investment Adviser” found on page 77 in the section titled Investment Advisory and Other Service Agreements:

Money Market Fund	0.35% on the first $1 billion; and 0.33% on assets over $1 billion
Barings Dynamic Allocation Fund	0.80% on the first $300 million; and 0.78% on assets over $300 million

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SAI B3000M-15-01